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                                                                     Exhibit 1.1


                        FORM OF DEALER MANAGER AGREEMENT


                                 October 4, 2002

Credit Suisse First Boston Corporation
11 Madison Avenue
New York, New York 10010

Deutsche Bank Securities Inc.
31 West 52nd Street
New York, New York 10019

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017

Merrill Lynch, Pierce, Fenner & Smith
   Incorporated
Four World Financial Center
New York, New York 10080

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Ladies and Gentlemen:

1. The Exchange Offer. AT&T Corp., a New York corporation ("AT&T"), AT&T Broadband Corp., a Delaware corporation ("Broadband"), MediaOne Group, Inc., a Delaware corporation ("MediaOne"), AT&T Broadband, LLC, a Delaware limited liability company ("TCI"), AT&T Comcast Corporation, a Pennsylvania corporation ("AT&T Comcast"), and Comcast Cable Communications, Inc. ("Comcast Cable", together with MediaOne, TCI and AT&T Comcast, the "Guarantors" and, collectively with AT&T and Broadband, the "Registrants"), plan to commence an exchange offer for
         (i) AT&T's notes listed on Schedule I hereto under the heading "Broadband Eligible Notes" (collectively, the "Broadband Eligible Notes") for a like principal amount of Broadband Exchange Notes of AT&T and Broadband (the "Broadband Exchange Notes"), which will be mandatorily exchanged for notes (the "New Broadband Notes") of Broadband, and (ii) AT&T's notes listed on Schedule I hereto under the heading "AT&T Eligible Notes" (collectively, the "AT&T Eligible Notes", and together with the Broadband Eligible Notes, the "Securities") for a like principal amount of notes of AT&T (the "New AT&T Notes", together with the Broadband Exchange Notes
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         and the New Broadband Notes, the "New Notes") and engage in a related solicitation of consents from holders of the Securities to certain amendments to the Indenture, dated as of September 7, 1990, between AT&T and The Bank of New York (the "Trustee"), as amended by a supplemental indenture, dated as of October 30, 1992, between AT&T and the Trustee, under which the Securities were issued (the "AT&T Indenture") (such exchange offer and consent solicitation hereinafter referred to, together with any amendments, supplements or extensions thereof, as the "Exchange Offer"), on the terms and subject to the conditions set forth in the Exchange Offer Material (as hereinafter defined) as the same may be amended or supplemented from time to time. The New Broadband Notes are to be guaranteed (the "Guarantees") on an unsecured and unsubordinated basis by the Guarantors.

2. Appointment as Dealer Managers. The Registrants hereby appoint you and your affiliates as Dealer Managers and Solicitation Agents (collectively, the "Dealer Managers" or "you") and authorize you to act as such in connection with the Exchange Offer. On the basis of the representations, warranties and covenants of the Registrants and Comcast Corporation, a Pennsylvania corporation ("Comcast" and, together with the Registrants, the "Companies"), contained herein, you agree, in accordance with your customary practice, to perform those services in connection with the Exchange Offer as are customarily performed by investment banks in connection with exchange offers and consent solicitations of a like nature, including, but not limited to, communicating generally regarding the Exchange Offer with brokers, dealers, commercial banks and trust companies and other holders of the Securities. You further agree that you will not make any statements or disseminate any information about or concerning the Companies, their businesses or subsidiaries, or the Exchange Offer, other than as disclosed in the Exchange Offer Material. You have been engaged to act as the sole Dealer Managers in connection with the Exchange Offer and in such capacity, each of you shall act as an independent contractor, and each of your duties arising out of your engagement pursuant to this Agreement shall be owed solely to the Companies.

         The Registrants further authorize you to communicate with The Bank of New York in its capacity as exchange agent for the Exchange Offer with respect to all of the Securities other than the Luxembourg Notes (as defined in the Exchange Offer Material) (the "Exchange Agent"), The Bank of New York (Luxembourg) S.A., in its capacity as exchange agent and listing agent (the "Luxembourg Agent") for the Exchange Offer with respect to the Luxembourg Notes (as defined in the Prospectus) and D.F. King & Co. Inc. in its capacity as information agent for the Exchange Offer (the "Information Agent"), with respect to matters relating to the Exchange Offer. AT&T has instructed the Exchange Agent to advise you at least daily as to the number of Securities which have been tendered pursuant to the Exchange Offer and as to such other matters in connection with the Exchange Offer as you may reasonably request.


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3.       No Liability for Acts of Brokers, Dealers, Banks, Trust Registrants and
         Other Nominees. Neither you nor any of your affiliates, officers, other employees or directors shall have any liability to the Companies or any other person for any losses, claims, damages, liabilities and expenses (each, a "Loss" and collectively, the "Losses") arising from any act or omission on the part of any broker or dealer in securities (other than any of your affiliates), bank, trust company, any other nominees or any other person, and neither you nor any of your affiliates, officers, other employees or directors shall be liable for any Losses arising from your own acts or omissions in performing your obligations as Dealer Managers hereunder, except for any such Losses which are finally and judicially determined to have resulted primarily from your bad faith or gross negligence. In soliciting or obtaining tenders and consents, no dealer, bank, trust company or other nominee is to be deemed to be acting as your agent or the agent of the Companies or any of their affiliates, and you, as Dealer Managers, are not to be deemed the agent of any dealer, bank, trust company or other nominee or the agent or fiduciary of the Companies or any of their affiliates, security holders, creditors or of any other person. In soliciting or obtaining tenders and consents, you shall not be and shall not be deemed for any purpose to act as a partner or joint venturer of or a member of a syndicate or group with the Companies or any of their affiliates in connection with the Exchange Offer, any acceptance of the Securities or the consents, or otherwise, and neither the Companies nor any of their affiliates shall be deemed to act as your agent. AT&T and Comcast, acting jointly, shall have sole authority for the acceptance or rejection of any and all tenders. In addition, the obligations of the Dealer Managers under this Agreement are several and not joint, and no Dealer Manager shall be liable for any acts or omissions of any other Dealer Manager.

4. The Exchange Offer Material and Withdrawal Rights. The Registrants agree to furnish you, at their expense, with as many copies as you may reasonably request of (i) each of the documents that is filed by the Registrants with the Securities and Exchange Commission (the "Commission") or any other U.S. federal, state, local or foreign governmental or regulatory authorities or agency (the "Other Agencies") or any court in connection with the Exchange Offer, including the registration statement on Form S-4 relating to the Exchange Offer (as it may be amended or supplemented and including the documents incorporated by reference therein and all financial statements, schedules and exhibits, as applicable, the "Registration Statement") and any preliminary prospectus or any final prospectus included therein, as filed with, or delivered for filing to the Commission pursuant to Rule 424 of the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder (collectively, the "Securities Act") filed with the Commission in connection with the Exchange Offer and all documents incorporated therein by reference, (ii) the Letter(s) of Transmittal for the Exchange Offer and any related letters, filings, documents, releases or communications mailed, delivered, published or filed by or on behalf of the Registrants, in connection with the Exchange Offer, (iii) any other document required to be filed with the Commission pursuant to the provisions of the Securities Act and the Securities Exchange Act of 1934, as amended, and the

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         rules and regulations promulgated by the Commission thereunder
         (collectively, the "Exchange Act") pertaining to either the Exchange Offer or the Registrants during the term of this Agreement and (iv) each appendix, attachment, modification, amendment or supplement to any of the foregoing and all related documents (each of (i), (ii), (iii) and (iv), together with each document incorporated by reference in any of the foregoing, the "Exchange Offer Material"). The final prospectus included in the Registration Statement (including any documents incorporated by reference therein and as it may be amended or supplemented from time to time) is herein called the "Prospectus," except that if the final prospectus furnished to the Dealer Managers for use in connection with the Exchange Offer differs from the prospectus set forth in the Registration Statement (whether or not such prospectus is required to be filed pursuant to Rule 424 (b)), the term "Prospectus" shall refer to the final prospectus furnished to the Dealer Managers for such use and as it may be amended or supplemented. The Exchange Offer Material has been or will be prepared and approved by, and is the sole responsibility of, the Companies. At the commencement of the Exchange Offer, the Registrants shall cause timely to be mailed, to each registered holder of any Securities, the Exchange Offer Material and any other offering materials prepared expressly for use by holders of Securities tendering in the Exchange Offer, together with a return envelope. Thereafter, to the extent practicable, until the expiration of the Exchange Offer, the Registrants shall use their commercially reasonable efforts to cause copies of such materials and a return envelope to be mailed to each additional person who becomes a record holder of any applicable Securities.

         The Companies acknowledge and agree that each of you may use the Exchange Offer Material as specified herein without assuming any responsibility for independent investigation or verification on your part and the Companies represent and warrant to you that you may rely on the accuracy and adequacy of any information delivered to you by or on behalf of the Companies without assuming any responsibility for independent verification of such information or without performing or receiving any appraisal or evaluation of the Companies' assets or liabilities. You acknowledge and agree that you will not use any Exchange Offer Material after such time as any of the Companies has notified you that such Exchange Offer Material is inaccurate or otherwise inadequate, or use any Exchange Offer Material that has been amended or supplemented without such amendment or supplement.

         You hereby agree, as Dealer Managers, that, without the prior consent of the Registrants, you will not disseminate any written material for or in connection with the solicitation of tenders of the Securities pursuant to the Exchange Offer other than the Exchange Offer Material.

         The Registrants agree that no Exchange Offer Material will be used in connection with the Exchange Offer or filed with the Commission or any Other Agency with respect to the Exchange Offer without first providing you a copy thereof a reasonable time prior to such time as such materials are proposed to be used and

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         giving reasonable consideration to your and your counsel's comments, if any thereon. In the event that (a) any of the Companies use or permits the use of any Exchange Offer Material in connection with the Exchange Offer or files any such material with the Commission or any Other
         Agency and such materials unreasonably fail to address any comments provided by you or your counsel, (b) any of the Companies shall have breached any of its representations, warranties, agreements or covenants herein in any material respect or (c) any condition set forth in Section 10 hereof shall have failed to have been satisfied, then any of you shall be entitled to (I) withdraw as a Dealer Manager in connection with the Exchange Offer without any liability or penalty to you or any person indemnified under Section 11 hereof for such withdrawal, and without loss of any right to the indemnification provided in such Section 11, (II) the payment of all fees and expenses, if any, payable under this Agreement which have accrued pursuant to the applicable Fee Side Letters (as defined below) to the date of such withdrawal or would otherwise be due to any of you on such date and
         (III) the benefit of any other provisions surviving such withdrawal pursuant to Section 14 hereof. If any Dealer Manager withdraws as a Dealer Manager hereunder, the fees accrued and reimbursement for such Dealer Manager's expenses that are payable pursuant to the terms of the applicable Fee Side Letters through the date of such withdrawal shall be paid to the withdrawing Dealer Manager on or promptly after such date.

5. Compensation. In consideration for each of your services as financial advisor to the Companies in connection with the Exchange Offer, including each of your services as Dealer Manager, AT&T agrees to pay Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc. and Goldman, Sachs & Co. the fees specified in the side letter between such parties and Comcast agrees to pay J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner and Smith Incorporated and Morgan Stanley & Co. Incorporated the fees specified in the letter between such parties dated October 3, 2002 (collectively, the "Fee Side Letters"). Such payment shall be made pursuant to and in accordance with the terms of such Fee Side Letters, respectively.

6. Expenses of Dealer Manager and Others. In addition to your compensation for your services hereunder pursuant to Section 5 hereof, expenses for which you are entitled to reimbursement under the Fee Side Letters shall be paid to you in accordance with the Fee Side Letters.

7. Holder Lists. AT&T will cause you to be provided with cards or lists or other records showing the names and addresses (if available) of, and the principal amount of the Securities, held by, the holders of the Securities as of a recent date and will cause you to be advised from day to day during the period of the Exchange Offer as to any transfers of record of Securities. You agree that, except as may be required by law or the applicable rules and regulations of any self-regulatory organization, such cards or lists or other records shall be kept confidential and shall be used only in connection with your duties as Dealer Manager hereunder or as otherwise requested by the Companies.


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8.       Additional Obligations of the Registrants.

         a) Unless the Registrants terminate the Exchange Offer, the Companies will prepare and file, as required by applicable law, any and all necessary amendments or supplements to any of the Exchange Offer Material, will promptly furnish to you true and complete copies of each such amendment and supplement within a reasonable period of time prior to the filing thereof and will notify you as promptly as practicable of the same becoming effective. The Registrants will not file any amendment or supplement to the Registration Statement or the Prospectus without first providing you a copy thereof a reasonable time prior to such time as such materials are proposed to be used and giving reasonable consideration to your and your counsel's comments, if any thereon.

         b) The Registrants will advise each of you as promptly as practicable (confirming such advice in writing) of (i) the time when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective,
                  (ii) the occurrence of any event, or the discovery of any fact, the occurrence or existence of which it believes would require the making of any change in any of the Exchange Offer Material then being used or would cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect, (iii) any proposal or requirement to make, amend or supplement any filing required by the Securities Act, the Exchange Act, "blue sky" or other U.S. and non-U.S. state securities laws or any Other Agency in connection with the Exchange Offer or to make any filing in connection with the Exchange Offer pursuant to any other applicable law, rule or regulation, (iv) the issuance by the Commission or any Other Agency of any comment or order or the taking of any other action concerning the Registration Statement, the Prospectus or the Exchange Offer (and, if in writing, will furnish you with a copy thereof), (v) any material developments in connection with the Exchange Offer, including, without limitation, the commencement of any lawsuit concerning the Exchange Offer, and (vi) any other information relating to the Exchange Offer, the Exchange Offer Material or this Agreement which you may from time to time reasonably request. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, any U.S. and non-U.S. state securities commission or other regulatory authority shall issue an order suspending the qualification of the Securities or the New Notes under U.S. and non-U.S. state securities or "blue sky" laws or any Other Agency shall issue any order impeding the making or consummation of the Exchange Offer, the Registrants shall notify you of such order as promptly as practicable and shall make reasonable effort to obtain the lifting or removal thereof as soon as possible.

         c)       Prior to the issuance of the New Notes, the Registrants shall
                  (i) obtain the registration or qualification thereof under the U.S. and non-U.S. securities or "blue sky" laws of such jurisdictions as may be required for the

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                  consummation of the Exchange Offer and (ii) comply with any requirements of the NASD, LSE and NYSE and any Other Agency (together the "Exchanges") with respect to the Exchange Offer, including with respect to the listing of the New Notes, Broadband Exchange Notes and New Broadband Notes on the NYSE and certain New Notes on the LSE, and shall furnish you with preliminary and final forms of "blue sky" memoranda, if applicable, evidencing such registration and qualification.

         d) Until the Exchange Offer is completed or terminated, AT&T, Comcast and Comcast Cable will deliver to you, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent by AT&T, Comcast and Comcast Cable to their security holders, and of all current, regular and periodic reports filed by AT&T, Comcast and Comcast Cable or any of their subsidiaries with any securities exchange or with the Commission or any governmental authority succeeding to any of the Commission's functions.

         e) In making and consummating the Exchange Offer, AT&T will fully comply in a timely manner in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated by the Commission thereunder (the "Trust Indenture Act") and any applicable non-U.S. laws and requirements.

         f) AT&T, AT&T Comcast and Comcast Cable agree to make generally available to their security holders as soon as practicable an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act covering a twelve month period beginning not later than the first day of AT&T's, AT&T Comcast's and Comcast Cable's fiscal quarter next following the effective date of the Registration Statement.

9.       Additional Representations, Warranties and Covenants of the
         Registrants.

         a) AT&T represents and warrants to, and agrees with, you as follows:

                  (i) Each of AT&T, Media One, TCI and Broadband (collectively, the "AT&T Parties") is a corporation or limited liability company incorporated or duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as the case may be, with corporate or limited liability company power, as the case may be, and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; and each of the AT&T Parties is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not have a material adverse effect on the business or financial condition of AT&T and all of its subsidiaries taken as a whole.


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                  (ii) Each of the AT&T Parties has full corporate or limited liability company power, as the case may be, and authority to take and has duly taken all necessary corporate or limited liability company action to authorize (A) the AT&T Transactions (as hereinafter defined),
         (B) the execution and delivery of the supplemental indentures effecting the proposed amendments described in the Exchange Offer Material (the "Supplemental AT&T Indentures"), (C) in the case of MediaOne, TCI and Broadband, the execution and delivery of the indenture pursuant to which the New Broadband Notes and the Guarantees will be issued and in which the Guarantees will be contained (the "New Broadband Indenture") as described in the Exchange Offer Material and (D) the execution, delivery and performance of this Agreement.

                  (iii) This Agreement has been duly authorized, executed and delivered on behalf of each of the AT&T Parties and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement is the legal, valid and binding obligation of each of the AT&T Parties enforceable against them in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and general principles of equity.

                  (iv) The Registrants that are AT&T Parties have filed the Registration Statement with the Commission. The Exchange Offer Material (other than (1) the filings and other materials of the Comcast Parties incorporated by reference in the Prospectus, (2) the statements in the Prospectus under the captions "Selected Financial Data of Comcast," "Selected Financial Data of Comcast Cable," "Description of the New Broadband Notes and the Cable Guarantees" and "Other Indebtedness and the Cross-Guarantees", (3) the statements in the Prospectus under the caption "Risk Factors -- Risks Relating to the Business of AT&T Comcast" except for the statements under the subheading " -- AT&T Comcast, through Comcast, and Broadband face risks arising from their and AT&T's relationship with At Home Corporation and US Airways Group Inc." other than the fourth paragraph under such subheading, (4) the statements relating to the Comcast Parties under the captions "Ratios of Earnings to Fixed Charges" and "Pro Forma Ratio of Earnings to Fixed Charges", (5) the financial statements included in the Prospectus relating to the Comcast Parties, including the "Historical Comcast" and "Pro Forma Adjustments" information included in the pro forma information of AT&T Comcast, and (6) any other materials primarily related to the Comcast Parties (collectively, the "Comcast Material")) as of its date and the date hereof, complied or complies, as the case may be, in all material respects with the applicable requirements of the Securities Act, the Exchange Act, the Trust Indenture Act and any Other Agency and the applicable rules and regulations of the Commission thereunder. Each part of the Registration Statement (including the material incorporated by reference therein but excluding the Comcast Material) when such part became effective, did not contain any untrue statement of a material fact or omit to state a material fact (other than with respect to the Comcast Parties) required to be stated therein or necessary to make

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         the statements therein not misleading and as of the commencement and the consummation of the Exchange Offer, none of the Exchange Offer Material (other than the Comcast Material), as such Exchange Offer Material has been amended or supplemented to such date, will contain any untrue statement of a material fact or will omit to state a material fact (other than with respect to the Comcast Parties) required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they are made, not misleading; provided, however, that no representation is made with respect to (x) any statements contained in, or any matter omitted from, the Exchange Offer Material in reliance upon and in conformity with information furnished or confirmed in writing by you to the Registrants expressly for use therein or (y) to that part of the Registration Statement that constitutes the Statements of Eligibility and Qualification (Form T-1) under the Trust Indenture Act. The AT&T Parties acknowledge that the only information furnished by or on behalf of the Dealer Managers is the name, address and telephone number of the Dealer Managers.

                  (v) The making and consummation of the Exchange Offer, the exchange of the Broadband Eligible Notes for the Broadband Exchange Notes, the exchange of the Broadband Exchange Notes for the New Broadband Notes, the exchange of the AT&T Eligible Notes for the New AT&T Notes, the execution and delivery of the Supplemental AT&T Indentures and the New Broadband Indenture pursuant to the Exchange Offer and the execution, delivery and performance of this Agreement, in each case, only to the extent involving actions by the AT&T Parties (collectively, the "AT&T Transactions") by each of the AT&T Parties, assuming compliance by the Comcast Parties with their obligations under this Agreement, complied or complies, as the case may be, in all material respects with all applicable requirements of federal, state, local and foreign law, including, without limitation, any applicable regulations of the Commission any Other Agency, the rules and regulations of the Exchanges and all applicable judgments, orders or decrees; and no consent, authorization, approval, order, exemption, registration, qualification or other action of, or filing with or notice to, the Commission, any Other Agency or any Exchange is required in connection with the execution, delivery and performance, as applicable, of the AT&T Transactions by the AT&T Parties, other than
         (i) such as may be required by the Securities Act, the Exchange Act or the Trust Indenture Act and as may be required by the securities or Blue Sky laws of the various states or the securities laws of non-U.S. jurisdictions in connection with the AT&T Transactions, (ii) any such consent, authorization, approval, order, exemption, registration, qualification or other action or filing or notification as have already been obtained or made or (iii) where the failure to obtain such consent, authorization, approval, order, exemption, registration, qualification or other action or filing or notification would not materially adversely affect the ability of the AT&T Parties to execute, deliver and perform this Agreement or to commence and consummate the AT&T Transactions in accordance with their terms.


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                  (vi) The AT&T Transactions do not and will not (i) conflict with or result in a violation of any of the provisions of the certificate of incorporation or by-laws or equivalent organizational documents of any of the AT&T Parties, (ii) conflict with or violate in any material respect any law, rule, regulation, order, judgment or decree applicable to the AT&T Parties or by which any property or asset of any of the AT&T Parties or any of their subsidiaries is or may be bound or (iii) result in a breach of any of the terms or provisions of, or constitute a default (with or without due notice and/or lapse of time) under, any material loan or credit agreement, indenture, mortgage, note or other agreement or instrument to which any of the AT&T Parties or any of their subsidiaries is a party or by which any of them or any of their respective properties or assets is or may be bound.

                  (vii) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or, to the knowledge of the AT&T Parties, threatened by the Commission and no injunction suspending the offer, issuance, delivery or exchange of the New Notes pursuant to the Exchange Offer has been issued and no proceedings for that purpose are pending or, to the knowledge of the AT&T Parties, have been threatened.

                  (viii) Since the respective dates as of which information is given in the Exchange Offer Material (other than with respect to Comcast Material), there has not been any material adverse change, financial or otherwise, in the condition of the AT&T Parties from that set forth in such Exchange Offer Material (other than with respect to Comcast Material).

                  (ix) KPMG LLP and PricewaterhouseCoopers LLP, the accountants who have certified, as the case may be, the financial statements and supporting schedules of the AT&T Parties included or incorporated by reference in the Exchange Offer Material, are independent public accountants with respect to the AT&T Parties and their subsidiaries as required by the Securities Act.

                  (x) The financial statements, together with the related schedules and notes of the AT&T Parties, included or incorporated by reference in the Exchange Offer Material, present fairly in all material respects the combined financial position, results of operations and changes in financial position of the AT&T Parties and their subsidiaries on the basis stated in the Exchange Offer Material or incorporated therein by reference as of the respective dates indicated and for the respective periods specified; except as otherwise stated therein, said financial statements and related schedules and notes have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the other financial and statistical information and data of the AT&T Parties included or incorporated by reference in the Exchange Offer Material is, in all material respects, fairly presented and prepared on a basis consistent with such financial statements and derived from books and records of the AT&T Parties, as applicable.


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                  (xi) The Broadband Exchange Notes, when executed,
         authenticated and delivered in accordance with the terms of the AT&T Indenture, will be the legal, valid and binding obligations of AT&T and Broadband entitled to the benefits of the AT&T Indenture and enforceable against AT&T and Broadband in accordance with their terms except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and general principles of equity.

                  (xii) The New Broadband Notes, when executed, authenticated and delivered in accordance with the terms of the New Broadband Indenture, will be the legal, valid and binding obligations of Broadband entitled to the benefits of the New Broadband Indenture and enforceable against Broadband in accordance with their terms except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and general principles of equity.

                  (xiii) When the New Broadband Notes have been duly executed, authenticated and delivered in accordance with the terms of the New Broadband Indenture, the Guarantees will be the legal, valid and binding obligations of the AT&T Parties that are Guarantors entitled to the benefits of the New Broadband Indenture and enforceable against them in accordance with their terms except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and general principles of equity.

                  (xiv) The New AT&T Notes, when executed, authenticated and delivered in accordance with the terms of the AT&T Indenture will be the legal, valid and binding obligations of AT&T entitled to the benefits of the AT&T Indenture and enforceable against AT&T in accordance with their terms except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and general principles of equity.

                  (xv) The Supplemental AT&T Indentures have been duly authorized and, when executed and delivered by AT&T and Broadband, as applicable, will be legal, valid and binding agreements of AT&T and Broadband, as applicable, enforceable against them in accordance with their terms except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and general principles of equity. The form of the Supplemental AT&T Indentures conform in all material respects to the requirements of, and when filed in definitive form with the Commission will be qualified under, the Trust Indenture Act.

                  (xvi) The New Broadband Indenture has been duly authorized and, when executed and delivered by Broadband and the AT&T Parties that are Guarantors, will be a legal, valid and binding agreement of Broadband and such Guarantors enforceable against them in accordance with its terms except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and general principles of equity. The form of the New Broadband Indenture conforms in all material respects to the requirements of, and when filed in definitive form with the Commission will be qualified under the Trust Indenture Act.

                  (xvii) The statements in the Prospectus under the captions "Description of the Note Amendment", "Description of the Broadband Exchange Notes", and "Comparison of the New Broadband Notes and the Broadband Exchange Notes" insofar as such statements constitute a summary of the legal matters or documents referred to therein, fairly present the information called for with respect to such legal matters and documents

         b) Comcast represents and warrants to, and agrees with, you as follows:

                  (i) Each of Comcast, AT&T Comcast (but excluding Broadband and its subsidiaries) and Comcast Cable (collectively, the "Comcast Parties") is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus or, in the case of Comcast, in its reports filed with the Commission pursuant to Section 13(a) of the Exchange Act; and each of the Comcast Parties is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not have a material adverse effect on the business or financial condition of Comcast and all of its subsidiaries taken as a whole.

                  (ii) Each of the Comcast Parties, as the case may be, has full corporate power and authority to take and has duly taken all necessary corporate action to authorize (A) the Comcast Transactions (as hereinafter defined) and (B) the execution and delivery of the New Broadband Indenture and (C) the execution, delivery and performance of this Agreement, in each case, by the applicable Comcast Parties.

                  (iii) This Agreement has been duly authorized, executed and delivered on behalf of the Comcast Parties and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement is the legal, valid and binding obligation of the Comcast Parties enforceable against them in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and general principles of equity.


                  (iv) The Registrants that are Comcast Parties have filed the Registration Statement with the Commission. The Exchange Offer Material (other than (1) the filings and other materials of the AT&T Parties incorporated by reference in the Prospectus, (2) the statements in the Prospectus under the captions "Selected Financial Data of AT&T," "Summary Pro Forma Combined Condensed Financial Information of AT&T," "Selected Financial Data of AT&T Broadband Group," "Selected Financial Data of Broadband," "Markets and Market Prices," "Risk Factors -- Risks for AT&T Relating to the AT&T Comcast Transaction," "Risk Factors -- Risk Relating to the Business of AT&T Comcast -- AT&T Comcast, through Comcast, and Broadband face risks arising from their and AT&T's relationship with At Home Corporation and US Airways Group Inc." (other than the fourth paragraph under such subheading), "Risk Factors -- Risks Relating to the Businesses of AT&T Consumer Services Group and AT&T Business Services Group," "Description of the Note Amendment" and "Description of the Broadband Exchange Notes", (3) the statements relating to the AT&T Parties under the captions "Ratios of Earnings to Fixed Charges" and "Pro Forma Ratio of Earnings to Fixed Charges", (4) the financial statements included in the Prospectus relating to the AT&T Parties, including the "Historical AT&T Broadband" information included in the pro forma information of AT&T Comcast, and (5) any other materials primarily related to the AT&T Parties (collectively, the "AT&T Material")), as of its date and the date hereof, complied or complies, as the case may be, in all material respects with the applicable requirements of the Securities Act, the Exchange Act, the Trust Indenture Act and any Other Agency and the applicable rules and regulations of the Commission thereunder. Each part of the Registration Statement (including the material incorporated by reference therein but excluding the AT&T Material) when such part became effective, did not contain any untrue statement of a material fact or omit to state a material fact (other than with respect to the AT&T Parties) required to be stated therein or necessary to make the statements therein not misleading and as of the commencement and the consummation of the Exchange Offer, none of the Exchange Offer Material (other than the AT&T Material), as such Exchange Offer Material has been amended or supplemented to such date, will contain any untrue statement of a material fact or will omit to state a material fact (other than with respect to the AT&T Parties) required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they are made, not misleading; provided, however, that no representation is made with respect to any (x) statements contained in, or any matter omitted from, the Exchange Offer Material in reliance upon and in conformity with information furnished or confirmed in writing by you to the Registrants expressly for use therein or (y) to that part of the Registration Statement that constitutes the Statements of Eligibility and Qualification (Form T-1) under the Trust Indenture Act. The Comcast Parties acknowledge that the only information furnished by or on behalf of the Dealer Managers is the name, address and telephone number of the Dealer Managers.

              (v) The making and consummation of the Exchange Offer and the mandatory exchange of Broadband Exchange Notes into the New Broadband Notes, the execution and delivery of the New Broadband Indenture and the execution, delivery and performance of this Agreement, in each case, only to the extent involving actions by the Comcast Parties (collectively, the "Comcast Transactions") by the Comcast Parties, as the case may be, assuming compliance by the AT&T Parties with their obligations under this Agreement, complied or complies, as the case may be, in all material respects with all applicable requirements of federal, state, local and foreign law, including, without limitation, any applicable regulations of the Commission, any Other Agency, the rules and regulations of the Exchanges and all applicable judgments, orders or decrees; and no consent, authorization, approval, order, exemption, registration, qualification or other action of, or filing with or notice to, the Commission, any Other Agency or any Exchange is required in connection with the execution, delivery and performance, as applicable, of the Comcast Transactions by the Comcast Parties, other than (i) such as may be required by the Securities Act, the Exchange Act or the Trust Indenture Act and as may be required by the securities or Blue Sky laws of the various states or the securities laws of non-U.S. jurisdictions in connection with the Comcast Transactions,
         (ii) any such consent, authorization, approval, order, exemption, registration, qualification or other action or filing or notification as have already been obtained or made or (iii) where the failure to obtain such consent, authorization, approval, order, exemption, registration, qualification or other action or filing or notification would not materially adversely affect the ability of the Comcast Parties to execute, deliver and perform this Agreement or to commence and consummate the Comcast Transactions in accordance with their terms.

                  (vi) The Comcast Transactions do not and will not (i) conflict with or result in a violation of any of the provisions of the certificate of incorporation or by-laws of any of the Comcast Parties,
         (ii) conflict with, or result in the acceleration of any obligation under or in a breach of, or constitute a default under, any of the provisions of any indenture, agreement or undertaking to which any of the Comcast Parties or any of their subsidiaries is a party or by which any of them is bound or to which any of their property or assets is subject or (iii) contravene any federal, state or local law, rule or regulation applicable to any of the Comcast Parties or any of their subsidiaries, or any order applicable to any of them of any court or any other governmental agency or instrumentality having jurisdiction over it or any of their property.

              (vii) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or, to the knowledge of the Comcast Parties, threatened by the Commission and no injunction suspending the offer, issuance, delivery or exchange of the New Notes pursuant to the Exchange Offer has been issued and no proceedings for that purpose are pending or, to the knowledge of the Comcast Parties, have been threatened

              (viii) Since the respective dates as of which information is given in the Exchange Offer Material (other than AT&T Material), there has not been any material adverse change, financial or otherwise, in the condition of the Comcast Parties from that set forth in the Exchange Offer Material (other than with respect to AT&T Material) or in Comcast's reports filed with the Commission pursuant to Section 13(a) of the Exchange Act.

              (ix) Deloitte & Touche LLP, the accountants who have certified the financial statements and supporting schedules of the Comcast Parties included or incorporated by reference in the Exchange Offer Material, are independent public accountants with respect to the Comcast Parties and their subsidiaries as required by the Securities Act.


              (x) The financial statements, together with the related schedules and notes of the Comcast Parties, included or incorporated by reference in the Exchange Offer Material, present fairly in all material respects the combined financial position, results of operations and changes in financial position of the Comcast Parties and their subsidiaries on the basis stated in the Exchange Offer Material or incorporated therein by reference as of the respective dates indicated and for the respective periods specified; except as otherwise stated therein, said financial statements and related schedules and notes have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the other financial and statistical information and data of the Comcast Parties included or incorporated by reference in the Exchange Offer Material is, in all material respects, fairly presented and prepared on a basis consistent with such financial statements and derived from books and records of the Comcast Parties, as applicable.


              (xi) The Guarantees have been duly authorized and, when the New Broadband Notes have been duly executed, authenticated and delivered in accordance with the terms of the New Broadband Indenture, will be the legal, valid and binding obligations of the Comcast Parties (other than Comcast) entitled to the benefits of the New Broadband Indenture and enforceable against them in accordance with their terms except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and general principles of equity.

              (xii) The New Broadband Indenture has been duly authorized and, when executed and delivered by the Comcast Parties (other than Comcast), will be a legal, valid and binding agreement of Comcast Parties (other than Comcast) enforceable against them in accordance with its terms except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and general principles of equity. The form of the New Broadband Indenture conforms in all material respects to the requirements of, and when filed in definitive form with the Commission will be qualified under, the Trust Indenture Act.

              (xiii) The statements in the Prospectus under "Description of the New Broadband Notes and the Cable Guarantees" and "Comparison of the New Broadband Notes and the Broadband Exchange Notes", insofar as such statements constitute a summary of the legal matters or documents referred to therein, fairly present the information called for with respect to such legal matters and documents.

10. Conditions to Obligations of the Dealer Managers. Your obligations to render services pursuant to this Agreement shall at all times be subject, in your discretion, to the following conditions, it being understood that each Dealer Manager may determine in its sole discretion whether such conditions have been satisfied and may exercise any rights or remedies with respect thereto without regard to whether the other Dealer Managers have exercised their rights or remedies:

         a) Each of the Registrants at all times shall have performed in all material respects all of its obligations hereunder theretofore to be performed.

         b) All representations, warranties, covenants and other statements of the Companies contained in this Agreement are now, at the commencement of the Exchange Offer, and at all times during the continuance and upon the consummation of the Exchange Offer, shall be, true and correct in all material respects.

         c) On the dates indicated in the exhibits referred to below, you shall have received (i) an opinion addressed to you and dated such date of Wachtell, Lipton, Rosen & Katz, with respect to the matters set forth in Exhibit A, (ii) an opinion addressed to you and dated such date of Robert S. Feit, Vice President- Law and Secretary of AT&T, with respect to matters set forth in Exhibit B,
              (iii) an opinion addressed to you and dated such date of James N. Zerefos, Associate General Counsel of AT&T Broadband, with respect to the matters set forth in Exhibit C, (iv) an opinion addressed to you and dated such date of Arthur R. Block, Senior Vice President and General Counsel of Comcast, with respect to the matters set forth in Exhibit D, (v) an opinion addressed to you and dated such date of Davis Polk & Wardwell, with respect to the matters set forth in Exhibit E, (vi) an opinion addressed to you and dated such date of Dow, Lohnes and Albertson, with respect to the matters set forth in Exhibit F and (vii) an opinion addressed to you and dated such date of Simpson Thacher & Bartlett in the form satisfactory to you.

         d) On the date of the commencement of the Exchange Offer and on the date of the consummation of the Exchange Offer, you shall have received initial and bring-down letters, satisfactory in form and substance to you and your counsel, dated as of the date of delivery thereof and addressed to you, of (i)

              PricewaterhouseCoopers LLP, independent certified public accountants for AT&T and Broadband, containing statements and information of the type ordinarily included in accountants' comfort letters with respect to the financial statements and certain financial information of AT&T and Broadband contained in the Exchange Offer Material, (ii) KMPG LLP, independent public accountants, to Liberty Media Corporation and AT&T Canada, Inc. containing statements and information of the type ordinarily included in accountants' comfort letters with respect to the financial statements and certain financial information of such companies contained in the Exchange Offer Material and (iii) Deloitte & Touche LLP, independent certified public accountants for Comcast, AT&T Comcast and Comcast Cable, containing statements and information of the type ordinarily included in accountants' comfort letters with respect to the financial statements and certain financial information of such companies contained in the Exchange Offer Material.


         e) On the date of the commencement of the Exchange Offer and on the date of the consummation of the Exchange Offer, you shall have received a certificate signed by a Vice President or the Treasurer of AT&T with respect to the AT&T Parties and a certificate signed by a Vice President or the Treasurer of Comcast with respect to the Comcast Parties that state, in each case, that (i) except as reflected in or contemplated by the Registration Statement and the Prospectus, since the respective dates as of which information is given in the Registration Statement and the Prospectus there shall not have been, at the time of such certificate, any material adverse change, financial or otherwise, in the condition of the AT&T Parties or the Comcast Parties, as the case may be, from that set forth in the Registration Statement and the Prospectus or, with respect to the Comcast Parties, Comcast's reports filed with the Commission pursuant to Section 13(a) of the Exchange Act, (ii) the representations and warranties of the AT&T Parties or the Comcast Parties, as the case may be, herein shall be true at the date of such certificate, (iii) the AT&T Parties or the Comcast Parties, as the case may be, shall not have failed, at or prior to the time of such certificate, as applicable, to have performed all agreements herein contained which should have been performed by the AT&T Parties or the Comcast Parties, as the case may be, at or prior to such time.

         f) It shall not have become unlawful under any law or regulation, federal, state or local, for you to render services pursuant to this Agreement, or to continue so to act, as the case may be.

11.      Indemnification. The indemnity provisions are set forth in Exhibit G.

12. Reference to Dealer Managers. The Registrants agree that any reference to you or your affiliates in any Exchange Offer Material, or any other release, publication or communication to any party outside of the Registrants, is subject to your prior approval (such approval not to be unreasonably withheld). If you resign or are terminated prior to the dissemination of any Exchange Offer Material or any other release or communication, no reference shall be made therein to you without your prior written permission (such permission not to be unreasonably withheld).

13. Access to Information. In connection with your activities hereunder, the Registrants agree to furnish you and your counsel with all information concerning the Registrants that you reasonably deem appropriate and agree to provide you with reasonable access to the Companies' officers, directors, accountants, counsel, consultants and other appropriate agents and representatives, it being understood that you will be entitled to rely upon such information supplied by the Companies' and such persons without assuming any responsibility for independent investigation or verification thereof. No investigation made or information obtained by you pursuant to this Section 13 shall serve to limit the Participant's liability for any breach of its representations, warranties or agreements hereunder.

14. Termination. This Agreement shall terminate upon the expiration, termination or withdrawal of the Exchange Offer or, with respect to any Dealer Manager, upon withdrawal by such Dealer Manager pursuant to
         Section 4 hereof, it being understood that Sections 3, 5, 6, 8, 9, 11, 14, 18, 19, 20, 21 and 22 hereof shall survive any termination of this Agreement.

15. Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be given (and shall be deemed to have been given upon receipt) by delivery in person, by cable, by telecopy, by telegram, by telex or by registered or certified mail (postage prepaid, return receipt requested) to the applicable party at the addresses indicated below:

         a)   if to you:

         CREDIT SUISSE FIRST BOSTON CORPORATION
         11 Madison Avenue
         New York, New York 10010
         Telecopy No.:  212-743-5655
         Attention:  Liability Management Group

         DEUTSCHE BANK SECURITIES INC.
         31 West 52nd Street
         New York, New York 10019
         Telecopy No.:  (212) 469-8651
         Attention:  Liability Management Group

         GOLDMAN, SACHS & CO.
         85 Broad Street
         New York, New York 10004
         Telecopy No.:  212-902-3000
         Attention:  Liability Management Group

         J.P. MORGAN SECURITIES INC.
         270 Park Avenue
         New York, New York 10017
         Telecopy No.:  (212) 834-6170
         Attention:  Liability Management Group

         MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
         Four World Financial Center
         New York, New York 10080
         Telecopy No.:  212-449-4914
         Attention:  Liability Management Group

         MORGAN STANLEY & CO. INCORPORATED
         1585 Broadway
         New York, New York 10036
         Telecopy No.:  212-761-0588
         Attention:  Liability Management Group

         with a copy to:

         SIMPSON THACHER & BARTLETT
         425 Lexington Avenue
         New York, New York 10017
         Telecopy No.: 212-455-2502
         Attention: Rise B. Norman, Esq.

         b) if to the Registrants:

         AT&T CORPORATION
         900 Routes 202/206 North
         Bedminster, New Jersey 07921
         Telecopy No.: 908-221-4408
         Attention:  Robert S. Feit, Vice President - Law and Secretary

         AT&T BROADBAND CORP.
         c/o AT&T Corp.
         900 Routes 202/206 North
         Bedminster, New Jersey  07921
         Telecopy No.:  908-221-4408
         Attention:  Robert S. Feit, Vice President - Law and Secretary

         MEDIAONE GROUP, INC.
         c/o AT&T Corp.
         900 Routes 202/206 North
         Bedminster, New Jersey  07921
         Telecopy No.:  908-221-4408
         Attention:  Robert S. Feit, Vice President - Law and Secretary

         AT&T BROADBAND, LLC
         c/o AT&T Corp.
         900 Routes 202/206 North
         Bedminster, New Jersey  07921
         Telecopy No.:  908-221-4408
         Attention:  Robert S. Feit, Vice President - Law and Secretary

         AT&T COMCAST CORPORATION
         1500 Market Street
         Philadelphia, Pennsylvania 19102-2148
         Telecopy No.:  215-981-7794
         Attention:  Arthur R. Block, Esq.

         COMCAST CORPORATION
         1500 Market Street
         Philadelphia, Pennsylvania 19102-2148
         Telecopy No.:  215-981-7794
         Attention:  Arthur R. Block, Esq.

         COMCAST CABLE COMMUNICATIONS, INC.
         1500 Market Street
         Philadelphia, Pennsylvania 19102-2148
         Telecopy No.:  215-981-7794
         Attention:  Stanley L. Wang, Executive Vice President

         with a copy to:

         WACHTELL, LIPTON, ROSEN & KATZ
         51 West 52nd Street
         New York, New York  10019
         Telecopy No.:  212-403-2000
         Attention:  Steven A. Rosenblum, Esq.
                     Stephanie J. Seligman, Esq.
         and

         DAVIS POLK & WARDWELL
         1600 El Camino Real
         Menlo Park, California 94025
         Telecopy No.: 650-752-2111
         Attention:  Bruce K. Dallas, Esq.

16. Entire Agreement. This Agreement and the Fee Side Letters constitute the entire agreement between the Companies, on the one hand, and the Dealer Managers, on the other hand, with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

17. Amendment. This Agreement may not be amended except in writing signed by each party to be bound thereby.

18. Governing Law. The validity and interpretation of this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

19. Waiver of Jury Trial. EACH OF THE COMPANIES HEREBY AGREES ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS SECURITY HOLDERS, TO WAIVE ANY RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY CLAIM, COUNTER-CLAIM OR ACTION ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (INCLUDING, WITHOUT LIMITATION, THE EXCHANGE OFFER).

20. Counterparts; Severability. This Agreement may be executed in two or more separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction, by any rule of law, or public policy, shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. Upon such determination that any term or provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the agreements contained herein may be performed as originally contemplated to the fullest extent possible.

21. Parties in Interest. This Agreement, including rights to indemnity and contribution hereunder, shall be binding upon and inure solely to the benefit of each party hereto, any person indemnified under Section 11 hereof and their respective successors, heirs and assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

22. Tombstone. The Companies acknowledge that each of the Dealer Managers may at its own expense place an announcement in such newspapers and periodicals as it may choose (in addition to the announcement specified in Section 6(c)), stating that such Dealer Manager has acted or is acting as Dealer Manager and financial advisor to the Companies in connection with the Exchange Offer.

23. Trading Activities. Each of the Companies acknowledges that, at any given time, each of the Dealer Managers may trade the Securities, the New Notes or other securities of any of the Companies for their own account or for the accounts of their customers, and accordingly may hold a long or short position in the Securities, the New Notes or other securities of the Companies.

24. Miscellaneous. The Dealer Managers do not provide accounting, tax or legal advice. The Companies are authorized, subject to applicable law, to disclose any and all aspects of the transactions contemplated by this Agreement that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to the Exchange Offer, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Dealer Managers imposing any limitation of any kind.

                            [Signature page follows]

         Please indicate your willingness to act as a Dealer Manager and your acceptance of the foregoing provisions by signing in the space provided below for that purpose and returning to us a copy of this Agreement so signed, whereupon this Agreement and your acceptance shall constitute a binding agreement between us.

                                             Very truly yours,

                                             AT&T CORP.



                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             COMCAST CORPORATION



                                             By:
                                                --------------------------------
                                                Name:
                                                Title:



                                             AT&T BROADBAND CORP.


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             MEDIAONE GROUP, INC.



                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                            AT&T BROADBAND, LLC



                                             By:
                                                --------------------------------
                                                Name:
                                                Title:



                                             AT&T COMCAST CORPORATION



                                             By:
                                                --------------------------------
                                                Name:
                                                Title:



                                             COMCAST CABLE COMMUNICATIONS, INC.



                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

Accepted to and agreed as of the date first above written:

CREDIT SUISSE FIRST BOSTON CORPORATION

 By:
    --------------------------------
    Name:
    Title:


DEUTSCHE BANK SECURITIES INC.


 By:
    --------------------------------
    Name:
    Title:


 By:
    --------------------------------
    Name:
    Title:

GOLDMAN, SACHS & CO.


 By:
    --------------------------------
    Name:
    Title:

J.P. MORGAN SECURITIES INC.


 By:
    --------------------------------
    Name:
    Title:

MORGAN STANLEY & CO. INCORPORATED


 By:
    --------------------------------
    Name:
    Title:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


 By:
    --------------------------------
    Name:
    Title:

                                                                      Schedule I

                             List of the Securities

Broadband Eligible Notes
------------------------

7.00% Notes due May 15, 2005
7.50% Notes due 2006
7.75% Notes due March 1, 2007
6.00% Notes due 2009
8.125% Debentures due January 15, 2022
8.125% Debentures due July 15, 2024
8.35% Debentures due 2025
8.625% Debentures due December 1, 2031

AT&T Eligible Notes
-------------------

5.625% Notes due 2004
6.75% Notes Due 2004
7.75% Medium-Term Notes, Series A Due May 15, 2025
8.00% Medium-Term Notes, Series A Due May 15, 2025
6.50% Notes due 2029
FRN Medium-Term Notes, Series A Due 2054